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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 4,
1997


                   MONONGAHELA POWER COMPANY
     (Exact name of registrant as specified in its charter)

Ohio                     1-5164                 13-5229392
(State or other          (Commission File       (IRS Employer
 jurisdiction of         Number)                Identification
 incorporation)                                 Number)


                      1310 Fairmont Avenue
                 Fairmont, West Virginia  26554
            (Address of principal executive offices)


Registrant's telephone number,
  including area code:                          (304)  366-3000





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Item 5. Other Events.


        At the December 4, 1997 Board of Directors Meeting, the Board approved a voluntary separation plan to be offered to certain management personnel who are offered a position after consummation of the merger between Allegheny Energy, Inc. and DQE, Inc. (the "Merger") that warrants a reduction in compensation. This plan is contingent upon consummation of the Merger.
        Attached as Exhibit 10.1 is a Statement of Enhancements which may be offered to certain management personnel.



Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.


               (c) Exhibits

                   10.1  Other Executive Separation Plan Statement of
                         Enhancements









                           SIGNATURES




        Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                MONONGAHELA POWER COMPANY





Dated:  March 23, 1998          By:     /s/ Carol G. Russ
                                Name:   Carol G. Russ
                                Title:  Counsel


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                          Exhibit Index



Item No. 1        10.1 Other Executive Separation Plan Statement of
                       Enhancements